Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 26, 1999
                                                 -------------------------------


                      ATLANTIC GULF COMMUNITIES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                       1-8967                      59-0720444
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(State or Other Juris-           (Commission File              (IRS Employer
diction of Incorporation)             Number)                Identification No.)


2601 South Bayshore Drive
    Miami, Florida                                        33133-5461
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   (Address of Principal                                  (Zip Code)
    Executive Offices)



                                 (305) 859-4000
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On Friday, March 26, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press releases announces that, in response to certain expressions of interest received by the Registrant, the Board of Directors of the Registrant has appointed a Special Committee to explore strategic alternatives to maximize stockholder value and has retained BT Alex. Brown, a leading investment banking firm, to assist the Special Committee in reviewing possible strategic alternatives.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press release issued March 26, 1999, by the Registrant announcing that, in response to certain expressions of interest received by the Registrant, the Board of Directors of the Registrant has appointed a Special Committee to explore strategic alternatives to maximize stockholder value and has retained BT Alex. Brown, a leading investment banking firm, to assist the Special Committee in reviewing possible strategic alternatives.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ATLANTIC GULF COMMUNITIES CORPORATION
                                            (Registrant)


                                  /s/    THOMAS W. JEFFREY
                                  ----------------------------------------------
Date:  March 31, 1999             By:    Thomas W. Jeffrey
                                  Title: Executive Vice President and
                                         Chief Financial Officer